Security Large Cap Value Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

LARGE CAP VALUE INSTITUTIONAL FUND

Supplement dated April 29, 2013 to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the above listed fund:

At a meeting held on April 24, 2013, shareholders of the Large Cap Value Institutional Fund (the “Fund”) approved a Plan of Liquidation whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. As a result, the Fund is anticipated to liquidate on or about June 12, 2013 (the “Liquidation Date”).

The Fund may continue to accept orders to purchase shares of the Fund through the Liquidation Date and will continue to reinvest dividends through the Liquidation Date, although the Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. In light of the impending liquidation of the Fund, investors may want to consider other investment options available to them, including other Guggenheim Funds, which are available to current shareholders of the Fund in accordance with the exchange privilege described in the Prospectus. Investors may continue to redeem shares of the Funds through the Liquidation Date.

On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder’s proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Effective upon the Liquidation Date, all references to the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby deleted.

Investors should retain this supplement for future reference.

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